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                                                                   EXHIBIT 10.19

                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (the "Agreement") is made and entered into as of the ___ day of April , 2000, by and among ARRAY BIOPHARMA INC., a Delaware corporation (the "Company"), each of those persons listed on the signature pages hereto as either "Investors" or "Founders" and those certain other holders of the Company's capital stock as may be identified on the signature pages attached hereto (the "Holders") (the Investors, Founders and Holders are sometimes referred to collectively as the "Shareholders").

                                     RECITAL

         WHEREAS, the Company and the Shareholders previously entered into that certain Amended and Restated Shareholders Agreement, dated as of November 16, 1999 (the "Shareholders Agreement"), and the Company and the Shareholders desire to amend the Shareholders Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Amendment. The Shareholders Agreement shall be amended as follows:


            The following subsection (h) shall be added to Section 3.6:

               (h) any Equity Securities issued in connection with a credit facility approved by the Board of Directors.

         2. Interpretation. Except as expressly amended by this Agreement, the Investor Rights Agreement shall remain in full force and effect without change.

         3 . Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.


                            [SIGNATURE PAGES FOLLOW]

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above first written.

COMPANY:                                      INVESTORS:

ARRAY BIOPHARMA, INC, a Delaware              FRAZIER HEALTHCARE II, L.P.
Corporation

By: /s/ ROBERT CONWAY                         By: /s/ ALAN D. FRAZIER
   ---------------------------------------       -------------------------------
   Robert Conway, Chief Executive Officer     Name: Alan D. Frazier
                                                   -----------------------------
                                              Title: Managing Partner
                                                    ----------------------------

                                              ARCH VENTURE FUND III, L.P.

                                              By: Arch Venture Partners, LLC,
                                                     its General Partner

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                              ROVENT II LIMITED PARTNERSHIP

                                              By: Advent International Limited
                                                    Partnership, its General
                                                    Partner
                                              By: Advent International
                                                    Corporation, its General
                                                    Partner

                                              By: /s/ JASON FISHERMAN
                                                 -------------------------------
                                              Name: Jason Fisherman
                                                   -----------------------------
                                              Title: V.P.
                                                    ----------------------------

                                              MITSUI & CO. (U.S.A.), INC.


                                              By: /s/ YOICHIRO ENDO
                                                 -------------------------------
                                              Name: Yoichiro Endo
                                                   -----------------------------
                                              Title: General Manager
                                                    ----------------------------

                                              FALCON TECHNOLOGY PARTNERS, L.P.,
                                              a Delaware limited partnership


                                              By: /s/ JAMES L. RATHMANN
                                                 -------------------------------
                                                 James L. Rathmann, General
                                                    Partner



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                                              BOULDER VENTURES II, L.P.,
                                                 A DELAWARE LIMITED PARTNERSHIP


                                              By: /s/ KYLE LEFKOFF
                                                 -------------------------------
                                                 Kyle Lefkoff, General Partner

                                              BOULDER VENTURES II, (ANNEX) L.P.,
                                                 A DELAWARE LIMITED PARTNERSHIP


                                              By: /s/ KYLE LEFKOFF
                                                 -------------------------------
                                                 Kyle Lefkoff, General Partner

                                              THE CARUTHERS FAMILY, L.L.C.


                                              By: /s/ MARVIN H. CARUTHERS
                                                 -------------------------------
                                                 Marvin H. Caruthers, Ph.D.,
                                                    Manager


                                              ----------------------------------
                                              FRANK A. BONSAL, JR.


                                              ----------------------------------
                                              RICHARD J. DALY

                                              /s/ MICHAEL CARRUTHERS
                                              ----------------------------------
                                              MICHAEL CARRUTHERS


                                              ----------------------------------
                                              CHRISTOPHER D. OZEROFF


                                              ----------------------------------
                                              THERESA KOCH


                                              ----------------------------------
                                              WILLIAM R. ROBERTS


                                              ----------------------------------
                                              PATRICIA A. KOCH



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                                              ----------------------------------
                                              GRETCHEN K. LUPINACCI


                                              ----------------------------------
                                              ROSEMARIE POCHINTESTA


                                              ----------------------------------
                                              RICHARD POCHINTESTA


                                              ----------------------------------
                                              RICHARD POCHINTESTA, JR.


                                              ----------------------------------
                                              GEOFF CARRUTHERS


                                              ----------------------------------
                                              RICHARD CARRUTHERS


                                              ----------------------------------
                                              KAREN CARRUTHERS


                                              ----------------------------------
                                              ROBERT CARRUTHERS


                                              ----------------------------------
                                              JERI CARRUTHERS

                                              FOUNDERS:

                                              /s/ DAVID SNITMAN
                                              ----------------------------------
                                              DAVID SNITMAN, PH.D.

                                              /s/ KEVIN KOCH
                                              ----------------------------------
                                              KEVIN KOCH, PH.D.

                                              /s/ ANTHONY D. PISCOPIO
                                              ----------------------------------
                                              ANTHONY D. PISCOPIO, PH.D.



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                                              /s/ K.C. NICOLAOU
                                              ----------------------------------
                                              K.C. NICOLAOU, PH.D.


                                              HOLDERS:

                                              /s/ FRANCIS J. BULLOCK
                                              ----------------------------------
                                              FRANCIS J. BULLOCK

                                              /s/ JOHN JOSEY
                                              ----------------------------------
                                              JOHN JOSEY


                                              ----------------------------------
                                              LARRY BURGESS


                                              ----------------------------------
                                              CHAN KOU HWANG


                                              ----------------------------------
                                              KEITH L. TIMM


                                              ----------------------------------
                                              CHANG RAO


                                              ----------------------------------
                                              THOMAS J. ZAMBORELLI


                                              ----------------------------------
                                              EILEEN P. JOSEY


                                              ----------------------------------
                                              MARK MUNSON


                                              ----------------------------------
                                              ADAM COOK

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                                              ----------------------------------
                                              CONRAD W. HUMMEL


                                              ----------------------------------
                                              JOHN GAUDINO


                                              ----------------------------------
                                              ZACHARY JONES


                                              ----------------------------------
                                              CATHERINE A. TARLETON